UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2026

CSG SYSTEMS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27512	47-0783182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Inverness Dr W, Ste 300, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

(303) 200-2000

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSGS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 30, 2026, CSG Systems International, Inc., a Delaware corporation (“CSG”), held a special meeting of stockholders (the “CSG Special Meeting”) at which holders of CSG’s common stock, par value $0.01 per share (“CSG Common Stock”), voted on the proposals identified in the definitive proxy statement filed with the Securities and Exchange Commission on December 16, 2025 relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of October 29, 2025 (as amended or modified from time to time, the “Merger Agreement”), by and among CSG, NEC Corporation, a company incorporated under the laws of Japan (“Parent”), and Canvas Transaction Company, Inc., a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”). Of the 28,520,509 shares of CSG Common Stock issued and outstanding and entitled to vote at the close of business on December 10, 2025, the record date for the CSG Special Meeting, 23,588,332 shares were present in person or represented by proxy at the CSG Special Meeting, which constituted a quorum. The voting results were as follows:

1. The proposal to adopt the Merger Agreement (the “Merger Proposal”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into CSG, the separate corporate existence of Merger Sub will cease, and CSG will survive the merger as a wholly owned subsidiary of Parent (the “Merger”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,519,178	5,392	63,762	0

2. The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of CSG in connection with the consummation of the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,182,120	7,313,459	92,753	0

3. In connection with the CSG Special Meeting, the board of directors of CSG also solicited proxies with respect to the proposal to adjourn the CSG Special Meeting from time to time, as determined in accordance with the Merger Agreement by the board of directors of CSG, including for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes at the time of the CSG Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to CSG stockholders for approval at the CSG Special Meeting because a quorum of stockholders entitled to vote at the CSG Special Meeting was present or represented by proxy and the CSG stockholders approved the Merger Proposal.

Assuming timely satisfaction of the remaining customary closing conditions set forth in the Merger Agreement, including the receipt of required regulatory approvals, the closing of the Merger is expected to occur within the 2026 calendar year.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed transaction. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the proposed transaction, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSG SYSTEMS INTERNATIONAL, INC.

Date: January 30, 2026	By:	/s/ Rasmani Bhattacharya
Rasmani Bhattacharya
Chief Legal Officer